Exhibit 99.2

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

ASSET QUALITY DETAIL

(dollars in thousands)	December 31, 2008	December 31, 2007	September 30, 2008
Loan Portfolio:
Originated and acquired residential mortgage	$250,011	$296,783	$256,823
Home equity	1,169,567	1,082,819	1,134,473
Marine	341,458	352,604	355,779
Other	24,881	26,101	26,680

Total consumer	1,785,917	1,758,307	1,773,755

Commercial mortgage	565,999	439,229	533,914
Residential real estate construction	530,589	631,063	529,445
Commercial real estate construction	483,822	447,394	455,663
Commercial business	990,471	939,333	971,424

Total commercial	2,570,881	2,457,019	2,490,446

Total loans	$4,356,798	$4,215,326	$4,264,201

Non-Performing Assets:
Originated and acquired residential mortgage	$10,017	$7,511	$7,516
Home equity	3,319	1,737	2,574
Other consumer	1,421	—	—
Commercial mortgage	7,079	1,335	1,743
Residential real estate construction	43,955	7,923	16,754
Commercial real estate construction	140	—	—
Commercial business	18,387	12,742	11,867

Total non-accrual loans	84,318	31,248	40,454
Total renegotiated loans	—	—	—

Total non-performing loans	84,318	31,248	40,454
Non-performing investments	65,780	—	13,163
Other assets and real estate owned	13,161	2,664	13,567

Total non-performing assets	$163,259	$33,912	$67,184

90-Day Delinquencies:
Originated and acquired residential mortgage	$5,079	$2,149	$4,846
Home equity	4,835	1,281	2,651
Other consumer	3,957	321	3,718
Residential real estate construction	15	—	314
Commercial business	618	79	16

Total 90-day delinquencies	$14,504	$3,830	$11,545

Asset Quality Ratios:
Non-performing loans to total loans	1.94%	0.74%	0.95%
Non-performing investments to total investments	4.79%	—	0.99%
Non-performing assets to total assets	2.49%	0.52%	1.05%
Allowance for loan losses to loans	1.68%	1.31%	1.40%
Net charge-offs in quarter to average loans	0.75%	0.58%	0.48%
Allowance for loan losses to non-performing loans	86.69%	176.87%	147.51%

	Three Months Ended December 31,		Three Months Ended September 30, 2008
	2008	2007
Analysis of Allowance for Loan Losses:
Balance at beginning of period	$59,674	$51,244	$58,174
Provision for loan losses	21,527	10,027	6,571
Less loans charged-off, net of recoveries:
Originated and acquired residential mortgage	659	221	524
Home equity	1,412	390	1,051
Other consumer	1,431	873	924
Commercial mortgage	540	—	—
Residential real estate construction	846	—	413
Commercial business	3,215	4,518	2,159

Net charge-offs	8,103	6,002	5,071

Balance at end of period	$73,098	$55,269	$59,674

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

DETAIL EARNINGS PER SHARE COMPUTATION

For the Three Months ended December 31, 2008	Income (Numerator)	Shares (Denominator)	$ Per Share	For the Three Months ended December 31, 2007	Income (Numerator)	Shares (Denominator)	$ Per Share
Net loss	$(26,678)			Net income	$(15,474)
Less: Beneficial conversion feature preferred stock and dividends preferred stock	2,514

Basic EPS	$(29,192)	32,993	$(0.88)	Basic EPS	$(15,474)	31,635	$(0.49)

Other common stock equivalents				Other common stock equivalents		139

Diluted EPS	$(29,192)	32,993	$(0.88)	Diluted EPS	$(15,474)	31,774	$(0.49)

Neither the weighted average number of common shares which the preferred stock could be converted to or the other common stock equivalents were included in the computation of Diluted EPS as they would be antidilutive.

For the Twelve Months ended December 31, 2008	Income (Numerator)	Shares (Denominator)	$ Per Share	For the Twelve Months ended December 31, 2007	Income (Numerator)	Shares (Denominator)	$ Per Share
Net loss	$(39,468)			Net Income	$32,130
Less: Beneficial conversion feature preferred stock and dividends preferred stock	5,500

Basic EPS	$(44,968)	32,581	$(1.38)	Basic EPS	$32,130	31,972	$1.00

				Other common stock equivalents		223

Diluted EPS	$(44,968)	32,581	$(1.38)	Diluted EPS	$32,130	32,195	$1.00

Neither the weighted average number of common shares which the preferred stock could be converted to or the other common stock equivalents were included in the computation of Diluted EPS as they would be antidilutive.

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended December 31,		Twelve Months Ended December 31,
(dollars in thousands, except per share data)	2008	2007	2008	2007
Interest Income:
Loans, including fees	$56,779	$71,678	$242,354	$283,573
Investment securities	17,927	20,850	76,161	84,679
Tax-advantaged loans and securities	1,608	1,818	6,476	6,943
Short-term investments	9	39	76	220

Total interest income	76,323	94,385	325,067	375,415

Interest Expense:
Deposits	28,592	29,437	108,438	108,948
Short-term borrowings	1,227	8,285	13,119	31,630
Long-term debt	6,889	10,751	29,071	43,605

Total interest expense	36,708	48,473	150,628	184,183

Net interest income	39,615	45,912	174,439	191,232
Less provision for loan losses	21,527	10,027	37,612	23,365

Net interest income, after provision for loan losses	18,088	35,885	136,827	167,867

Non-Interest Income:
Service charges on deposit accounts	20,193	24,143	85,983	94,734
Commissions and fees	944	1,461	5,159	6,583
Impairment on investment securities	(32,738)	(47,488)	(120,711)	(47,488)
Net gains (losses)	(767)	405	8,140	6,930
Net derivative activities	363	240	468	423
Other non-interest income	5,121	4,901	19,823	18,737

Total non-interest income (loss)	(6,884)	(16,338)	(1,138)	79,919

Non-Interest Expense:
Salaries and employee benefits	28,067	26,649	107,714	107,667
Occupancy expense, net	6,113	5,636	23,729	23,609
Furniture and equipment expense	4,028	3,816	15,759	15,487
External processing fees	5,110	5,246	20,644	20,460
Merger expense	3,300	—	3,300	—
Restructuring activities	(6)	78	39	1,537
Other non-interest expense	12,120	9,583	42,544	42,329

Total non-interest expense	58,732	51,008	213,729	211,089

Income (loss) before income taxes	(47,528)	(31,461)	(78,040)	36,697
Income tax expense (benefit)	(20,850)	(15,987)	(38,572)	4,567

Net income (loss)	$(26,678)	$(15,474)	$(39,468)	$32,130

Net income (loss)	$(26,678)	$(15,474)	$(39,468)	$32,130
Beneficial conversion feature—preferred stock	—	—	1,463	—
Dividends—preferred stock	2,514	—	4,037	—

Net income (loss) available to common stockholders	$(29,192)	$(15,474)	$(44,968)	$32,130

Net Income (Loss) Per Share Amounts:
Basic	$(0.88)	$(0.49)	$(1.38)	$1.00
Diluted	(0.88)	(0.49)	(1.38)	1.00

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CONDITION

(dollars in thousands, except share amounts)	December 31, 2008	December 31, 2007
Assets:
Cash and due from banks	$117,345	$140,348
Short-term investments	1,096	1,970
Mortgage loans held for sale	1,728	8,859
Securities available for sale	1,077,299	1,421,299
Securities held to maturity	297,043	47,265
Loans	4,356,798	4,215,326
Less allowance for loan losses	73,098	55,269

Net loans	4,283,700	4,160,057

Premises and equipment, net	62,923	59,979
Accrued interest receivable	25,666	33,883
Goodwill	255,330	253,906
Intangible assets	4,886	6,152
Other assets	441,530	331,328

Total assets	$6,568,546	$6,465,046

Liabilities:
Deposits:
Noninterest-bearing	$652,816	$676,260
Interest-bearing	4,099,888	3,503,260

Total deposits	4,752,704	4,179,520

Short-term borrowings	380,788	861,395
Long-term debt	679,409	771,683
Accrued expenses and other liabilities	76,214	96,677

Total liabilities	5,889,115	5,909,275

Stockholders’ Equity:
Preferred Stock (par value $1,000) authorized 5,000,000 shares; issued 200,900 shares at December 31, 2008, liquidation preference $1,000 per share	187,946	—
Common stock (par value $1.00) authorized 100,000,000 shares; issued 33,510,889 and 31,621,956 shares at December 31, 2008 and 2007, respectively	33,511	31,622
Additional paid-in capital	376,234	347,603
Retained earnings	178,028	244,723
Net accumulated other comprehensive loss	(96,288)	(68,177)

Total stockholders’ equity	679,431	555,771

Total liabilities and stockholders’ equity	$6,568,546	$6,465,046

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Three Months Ended December 31, 2008			Three Months Ended December 31, 2007			2008 Quarter to 2007 Quarter Increase/(Decrease)				2008/2007 Income/Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$253,434	$3,758	5.90%	$297,801	$4,560	6.07%	$(44,367)	(14.9)%	$(802)	(17.6)%	$(131)	$(671)
Home equity	1,152,095	12,935	4.47	1,074,345	17,664	6.52	77,750	7.2	(4,729)	(26.8)	(5,920)	1,191
Marine	347,667	4,630	5.30	353,445	4,941	5.55	(5,778)	(1.6)	(311)	(6.3)	(228)	(83)
Other consumer	23,652	411	6.91	27,861	501	7.13	(4,209)	(15.1)	(90)	(18.0)	(15)	(75)
Commercial mortgage	545,965	8,124	5.92	438,676	7,770	7.03	107,289	24.5	354	4.6	(1,347)	1,701
Residential construction	527,954	6,042	4.55	627,003	12,465	7.89	(99,049)	(15.8)	(6,423)	(51.5)	(4,676)	(1,747)
Commercial construction	462,024	5,922	5.10	438,346	8,256	7.47	23,678	5.4	(2,334)	(28.3)	(2,755)	421
Commercial business	970,899	14,986	6.14	843,727	15,547	7.31	127,172	15.1	(561)	(3.6)	(2,696)	2,135

Total loans	4,283,690	56,808	5.28	4,101,204	71,704	6.94	182,486	4.4	(14,896)	(20.8)

Loans held for sale	3,266	57	6.94	8,957	145	6.42	(5,691)	(63.5)	(88)	(60.7)	11	(99)
Short-term investments	2,493	9	1.44	2,759	39	5.61	(266)	(9.6)	(30)	(76.9)	(27)	(3)
Taxable investment securities	1,344,356	17,927	5.31	1,439,835	20,850	5.75	(95,479)	(6.6)	(2,923)	(14.0)	(1,567)	(1,356)
Tax-advantaged investment securities	167,783	2,306	5.47	172,410	2,534	5.83	(4,627)	(2.7)	(228)	(9.0)	(159)	(69)

Total investment securities	1,512,139	20,233	5.32	1,612,245	23,384	5.75	(100,106)	(6.2)	(3,151)	(13.5)

Total interest-earning assets	5,801,588	77,107	5.29	5,725,165	95,272	6.60	76,423	1.3	(18,165)	(19.1)	(19,401)	1,236

Less: allowance for loan losses	59,291			50,932			8,359	16.4
Cash and due from banks	126,573			111,846			14,727	13.2
Other assets	680,977			619,658			61,319	9.9

Total assets	$6,549,847			$6,405,737			$144,110	2.2

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:

Interest-bearing demand deposits	$429,412	269	0.25	$456,394	772	0.67	$(26,982)	(5.9)	(503)	(65.2)	(460)	(43)
Money market deposits	595,463	2,866	1.91	657,156	5,836	3.52	(61,693)	(9.4)	(2,970)	(50.9)	(2,463)	(507)
Savings deposits	575,047	1,144	0.79	525,533	514	0.39	49,514	9.4	630	122.6	578	52
Direct time deposits	1,200,728	10,396	3.44	1,136,192	13,007	4.54	64,536	5.7	(2,611)	(20.1)	(3,307)	696
Brokered time deposits	1,223,312	13,917	4.53	709,140	9,308	5.21	514,172	72.5	4,609	49.5	(1,354)	5,963
Short-term borrowings	405,777	1,227	1.20	799,356	8,285	4.11	(393,579)	(49.2)	(7,058)	(85.2)	(4,162)	(2,896)
Long-term debt	695,334	6,889	3.94	771,714	10,751	5.53	(76,380)	(9.9)	(3,862)	(35.9)	(2,871)	(991)

Total interest-bearing liabilities	5,125,073	36,708	2.85	5,055,485	48,473	3.80	69,588	1.4	(11,765)	(24.3)	(12,415)	650

Noninterest-bearing demand deposits	640,491			660,576			(20,085)	(3.0)
Other liabilities	55,483			42,741			12,742	29.8
Stockholders’ equity	728,800			646,935			81,865	12.7

Total liabilities and stockholders’ equity	$6,549,847			$6,405,737			$144,110	2.2

Net interest-earning assets	$676,515			$669,680			$6,835	1.0

Net interest income (tax-equivalent)		40,399			46,799				(6,400)	(13.7)	$(6,986)	$586
Less: tax-equivalent adjustment		784			887				(103)	(11.6)

Net interest income		$39,615			$45,912				$(6,297)	(13.7)

Net yield on interest-earning assets on a tax-equivalent basis			2.77%			3.24%

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Three Months Ended December 31, 2008			Three Months Ended September 30, 2008			Current Quarter to Prior Quarter Increase/(Decrease)				Quarter to Quarter Income/Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$253,434	$3,758	5.90%	$262,372	$4,010	6.08%	$(8,938)	(3.4)%	$(252)	(6.3)%	$(118)	$(134)
Home equity	1,152,095	12,935	4.47	1,117,718	13,908	4.95	34,377	3.1	(973)	(7.0)	(1,391)	418
Marine	347,667	4,630	5.30	356,623	4,900	5.47	(8,956)	(2.5)	(270)	(5.5)	(149)	(121)
Other consumer	23,652	411	6.91	26,068	421	6.42	(2,416)	(9.3)	(10)	(2.4)	31	(41)
Commercial mortgage	545,965	8,124	5.92	528,565	8,125	6.12	17,400	3.3	(1)	(0.0)	(264)	263
Residential construction	527,954	6,042	4.55	538,543	7,249	5.35	(10,589)	(2.0)	(1,207)	(16.7)	(1,067)	(140)
Commercial construction	462,024	5,922	5.10	443,772	5,617	5.04	18,252	4.1	305	5.4	72	233
Commercial business	970,899	14,986	6.14	946,563	15,042	6.32	24,336	2.6	(56)	(0.4)	(438)	382

Total loans	4,283,690	56,808	5.28	4,220,224	59,272	5.59	63,466	1.5	(2,464)	(4.2)

Loans held for sale	3,266	57	6.94	6,159	96	6.20	(2,893)	(47.0)	(39)	(40.6)	10	(49)
Short-term investments	2,493	9	1.44	2,456	14	2.27	37	1.5	(5)	(35.7)	(5)	—
Taxable investment securities	1,344,356	17,927	5.31	1,354,411	18,905	5.55	(10,055)	(0.7)	(978)	(5.2)	(839)	(139)
Tax-advantaged investment securities	167,783	2,306	5.47	157,324	2,305	5.83	10,459	6.6	1	0.0	(147)	148

Total investment securities	1,512,139	20,233	5.32	1,511,735	21,210	5.58	404	0.0	(977)	(4.6)

Total interest-earning assets	5,801,588	77,107	5.29	5,740,574	80,592	5.59	61,014	1.1	(3,485)	(4.3)	(4,334)	849

Less: allowance for loan losses	59,291			58,032			1,259	2.2
Cash and due from banks	126,573			101,392			25,181	24.8
Other assets	680,977			660,162			20,815	3.2

Total assets	$6,549,847			$6,444,096			$105,751	1.6

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:

Interest-bearing demand deposits	$429,412	269	0.25	$448,715	434	0.38	$(19,303)	(4.3)	(165)	(38.0)	(147)	(18)
Money market deposits	595,463	2,866	1.91	602,625	2,713	1.79	(7,162)	(1.2)	153	5.6	186	(33)
Savings deposits	575,047	1,144	0.79	564,848	944	0.66	10,199	1.8	200	21.2	183	17
Direct time deposits	1,200,728	10,396	3.44	1,146,158	10,131	3.52	54,570	4.8	265	2.6	(210)	475
Brokered time deposits	1,223,312	13,917	4.53	1,059,362	12,404	4.66	163,950	15.5	1,513	12.2	(361)	1,874
Short-term borrowings	405,777	1,227	1.20	527,058	2,511	1.90	(121,281)	(23.0)	(1,284)	(51.1)	(788)	(496)
Long-term debt	695,334	6,889	3.94	733,087	6,821	3.70	(37,753)	(5.1)	68	1.0	429	(361)

Total interest-bearing liabilities	5,125,073	36,708	2.85	5,081,853	35,958	2.81	43,220	0.9	750	2.1	443	307

Noninterest-bearing demand deposits	640,491			653,428			(12,937)	(2.0)
Other liabilities	55,483			46,204			9,279	20.1
Stockholders’ equity	728,800			662,611			66,189	10.0

Total liabilities and stockholders’ equity	$6,549,847			$6,444,096			$105,751	1.6

Net interest-earning assets	$676,515			$658,721			$17,794	2.7

Net interest income (tax-equivalent)		40,399			44,634				(4,235)	(9.5)	$(4,777)	$542
Less: tax-equivalent adjustment		784			802				(18)	(2.2)

Net interest income		$39,615			$43,832				$(4,217)	(9.6)

Net yield on interest-earning assets on a tax-equivalent basis			2.77%			3.09%

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Twelve Months Ended December 31, 2008			Twelve Months Ended December 31, 2007			Ytd 2008 to Ytd 2007 Increase/(Decrease)				2008/2007 Income/Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$269,997	$16,378	6.07%	$307,977	$19,087	6.20%	$(37,980)	(12.3)%	$(2,709)	(14.2)%	$(398)	$(2,311)
Home equity	1,111,676	56,381	5.07	1,034,312	70,201	6.79	77,364	7.5	(13,820)	(19.7)	(18,768)	4,948
Marine	355,622	19,375	5.45	362,884	19,860	5.47	(7,262)	(2.0)	(485)	(2.4)	(89)	(396)
Other consumer	24,216	1,717	7.09	27,956	2,123	7.59	(3,740)	(13.4)	(406)	(19.1)	(135)	(271)
Commercial mortgage	505,661	31,334	6.20	444,376	31,648	7.12	61,285	13.8	(314)	(1.0)	(4,387)	4,073
Residential construction	564,384	31,652	5.61	601,945	51,207	8.51	(37,561)	(6.2)	(19,555)	(38.2)	(16,528)	(3,027)
Commercial construction	458,528	24,815	5.41	392,553	30,622	7.80	65,975	16.8	(5,807)	(19.0)	(10,395)	4,588
Commercial business	943,126	60,722	6.44	791,121	58,892	7.44	152,005	19.2	1,830	3.1	(8,588)	10,418

Total loans	4,233,210	242,374	5.73	3,963,124	283,640	7.16	270,086	6.8	(41,266)	(14.5)

Loans held for sale	7,482	468	6.26	10,992	717	6.52	(3,510)	(31.9)	(249)	(34.7)	(28)	(221)
Short-term investments	2,465	76	3.08	2,791	220	7.88	(326)	(11.7)	(144)	(65.5)	(121)	(23)
Taxable investment securities	1,376,058	76,161	5.53	1,460,133	84,679	5.80	(84,075)	(5.8)	(8,518)	(10.1)	(3,766)	(4,752)
Tax-advantaged investment securities	158,523	9,334	5.89	163,438	9,168	5.61	(4,915)	(3.0)	166	1.8	447	(281)

Total investment securities	1,534,581	85,495	5.57	1,623,571	93,847	5.78	(88,990)	(5.5)	(8,352)	(8.9)

Total interest-earning assets	5,777,738	328,413	5.68	5,600,478	378,424	6.76	177,260	3.2	(50,011)	(13.2)	(61,672)	11,661

Less: allowance for loan losses	56,923			46,951			9,972	21.2
Cash and due from banks	107,727			113,122			(5,395)	(4.8)
Other assets	656,857			617,503			39,354	6.4

Total assets	$6,485,399			$6,284,152			$201,247	3.2

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:

Interest-bearing demand deposits	$453,525	1,705	0.38	$497,680	2,867	0.58	$(44,155)	(8.9)	(1,162)	(40.5)	(926)	(236)
Money market deposits	623,339	13,263	2.13	595,859	20,540	3.45	27,480	4.6	(7,277)	(35.4)	(8,185)	908
Savings deposits	556,421	3,428	0.62	569,491	2,206	0.39	(13,070)	(2.3)	1,222	55.4	1,274	(52)
Direct time deposits	1,138,975	42,572	3.74	1,184,649	54,239	4.58	(45,674)	(3.9)	(11,667)	(21.5)	(9,643)	(2,024)
Brokered time deposits	997,989	47,470	4.76	566,685	29,096	5.13	431,304	76.1	18,374	63.1	(2,285)	20,659
Short-term borrowings	597,824	13,119	2.19	701,177	31,630	4.51	(103,353)	(14.7)	(18,511)	(58.5)	(14,383)	(4,128)
Long-term debt	744,537	29,071	3.90	773,192	43,605	5.64	(28,655)	(3.7)	(14,534)	(33.3)	(12,971)	(1,563)

Total interest-bearing liabilities	5,112,610	150,628	2.95	4,888,733	184,183	3.77	223,877	4.6	(33,555)	(18.2)	(41,671)	8,116

Noninterest-bearing demand deposits	650,659			709,339			(58,680)	(8.3)
Other liabilities	55,978			42,082			13,896	33.0
Stockholders’ equity	666,152			643,998			22,154	3.4

Total liabilities and stockholders’ equity	$6,485,399			$6,284,152			$201,247	3.2

Net interest-earning assets	$665,128			$711,745			$(46,617)	(6.5)

Net interest income (tax-equivalent)		177,785			194,241				(16,456)	(8.5)	$(20,001)	$3,545
Less: tax-equivalent adjustment		3,346			3,009				337	11.2

Net interest income		$174,439			$191,232				$(16,793)	(8.8)

Net yield on interest-earning assets on a tax-equivalent basis			3.08%			3.47%